Exhibit 10.52

Amendment to Sales Agreement

Dated as of September 29, 2016

J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Ladies and Gentlemen:
Reference is hereby made to the Sales Agreement dated December 12, 2014 (the “Sales Agreement”) among Kilroy Realty Corporation, a Maryland corporation (the “Company”), Kilroy Realty L.P., a Delaware limited partnership (the “Operating Partnership”), and J.P. Morgan Securities LLC (the “Agent”).
The parties hereto agree that, from and after the date hereof, Section 1(i)(i) of the Sales Agreement is hereby amended and restated to read in full as follows:
“(i)    the Disclosure Package and the Prospectus under the captions (a) “Description of Capital Stock,” (b) “Description of Material Provisions of the Partnership Agreement of Kilroy Realty, L.P.,” (c) “Certain Provisions of Maryland Law and of the Company’s Charter and Bylaws,” (d) “United States Federal Income Tax Considerations,” and (e) “Plan of Distribution (Conflicts of Interest),” in each case as the same may be amended, supplemented or replaced from time to time by information in subsequent filings on Form 8-K or subsequent Proxy Statements on Schedule 14A that are or are deemed to be incorporated by reference in the Disclosure Package or the Prospectus; and”
The parties hereto further agree that, as contemplated by the Sales Agreement, from and after the date hereof the term “Registration Statement,” as used in the Sales Agreement, shall include Company’s and the Operating Partnership’s registration statement on Form S-3 (File Nos. 333-213864 and 333-213864-01) filed with the Securities and Exchange Commission on September 29, 2016; the term “Base Prospectus,” as used in the Sales Agreement, shall include the Company’s and the Operating Partnership’s prospectus dated September 29, 2016; and the term “Prospectus Supplement,” as used in the Sales Agreement, shall include the Company’s prospectus supplement dated September 29, 2016 relating to the Company’s at-the-market common stock offering contemplated by the Sales Agreement.

The parties hereto further agree that the Sales Agreement, as amended hereby, shall remain in full force and effect.
THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE RELATING TO OR ARISING UNDER THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
[Signature Page Follows]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Operating Partnership a counterpart hereof, whereupon this agreement, along with all counterparts, will become a binding agreement between the Agent, the Company and the Operating Partnership in accordance with its terms.

Very truly yours,

Kilroy Realty Corporation

By:	/s/ Tyler H. Rose
Tyler H. Rose Executive Vice President and Chief Financial Officer

By:	/s/ Michelle Ngo
Michelle Ngo Senior Vice President and Treasurer

Kilroy Realty, L.P.

By:	Kilroy Realty Corporation,
as the General Partner

By:	/s/ Tyler H. Rose
Tyler H. Rose Executive Vice President and Chief Financial Officer

By:	/s/ Michelle Ngo
Michelle Ngo Senior Vice President and Treasurer

Accepted:

J.P. MORGAN SECURITIES LLC

By:	/s/ Adam S. Rosenbluth
Adam S. Rosenbluth Authorized Representative

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